UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant	☐

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HEARTCORE ENTERPRISES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

HEARTCORE ENTERPRISES, INC.

14F, Shibuya Sakura Stage Central Building

1-2 Sakuragaoka-cho

Shibuya-ku, Tokyo, Japan 150-0031

August 17, 2026

Dear Stockholders:

HeartCore Enterprises, Inc. is holding a Virtual Annual Meeting (the “Annual Meeting”) on Friday, September 25, 2026 at 8:00 a.m., Eastern Time. You may attend the Annual Meeting, vote and submit a question during the Annual Meeting by visiting www.virtualshareholdermeeting.com/HTCR2026. You will need to provide your 16-digit control number that is on your proxy card. The formal Notice of Annual Meeting is set forth in the enclosed material.

The matters expected to be acted upon at the Annual Meeting are described in the attached Notice of Annual Meeting and Proxy Statement. Holders of record of HeartCore Enterprises, Inc.’s common stock at the close of business on July 27, 2026 are entitled to vote at the Annual Meeting.

It is important that your views be represented. Even if you plan to virtually attend the Annual Meeting, please vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card. Although we encourage you to complete and return a proxy prior to the Annual Meeting to ensure that your vote is counted, you can cast your vote at the virtual Annual Meeting. If you vote by proxy and also participate in the virtual Annual Meeting, there is no need to vote again at the Annual Meeting unless you wish to change your vote.

We appreciate your investment and interest in HeartCore Enterprises, Inc. and urge you to cast your vote as soon as possible.

Sincerely,

/s/ Sumitaka Yamamoto
Sumitaka Yamamoto
Chairman of the Board, Chief Executive Officer and President

HEARTCORE ENTERPRISES, INC.

14F, Shibuya Sakura Stage Central Building

1-2 Sakuragaoka-cho

Shibuya-ku, Tokyo, Japan 150-0031

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that HeartCore Enterprises, Inc., a Delaware corporation (“HeartCore”), will hold a Virtual 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, September 25, 2026, beginning at 8:00 a.m., Eastern Time, for the following purposes, which are described more fully in the accompanying Proxy Statement:

1.	To elect five directors nominated by HeartCore’s Board of Directors, based on the recommendation of HeartCore’s independent directors, to serve for a one-year term following approval by the stockholders at the Annual Meeting;
2.	To ratify the appointment of MaloneBailey, LLP as HeartCore’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.	To transact such other business as may properly come before the Annual Meeting and/or any adjournment or postponement thereof.

HeartCore’s Board of Directors has fixed the close of business on July 27, 2026 (the “Record Date”) as the record date for the determination of the stockholders entitled to vote at the Annual Meeting or any adjournments or postponements thereof. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

August 17, 2026	By order of the Board of Directors,

/s/ Sumitaka Yamamoto
Chairman of the Board, Chief Executive Officer and President

Your vote is very important. Even if you plan to virtually attend the Annual Meeting, we hope that you will read the Proxy Statement and vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card.

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HEARTCORE ENTERPRISES, INC.
14F, Shibuya Sakura Stage Central Building

1-2 Sakuragaoka-cho

Shibuya-ku, Tokyo, Japan 150-0031

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of HeartCore Enterprises, Inc., a Delaware corporation (the “Company,” “HeartCore,” “we,” “our” or “us”), of proxies to be voted at our 2026 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment or postponement of the Annual Meeting. The Annual Meeting will take place on Friday, September 25, 2026, beginning at 8:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/HTCR2026. You will need to provide your 16-digit control number that is on your proxy card to gain access to the Annual Meeting. The Board of Directors of the Company urges you to promptly execute and return your proxy in the enclosed envelope, even if you plan to attend the Annual Meeting. This is designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly.

Any stockholder submitting a proxy may revoke such proxy at any time prior to its exercise by notifying the Secretary of the Company, in writing, prior to the Annual Meeting. Any stockholder attending the Annual Meeting may revoke his or her proxy and vote personally by notifying the Secretary of the Company at the Annual Meeting.

This Proxy Statement, the Notice of Annual Meeting, and accompanying proxy are being furnished to holders of our common stock, par value $0.0001 per share, at the close of business on July 27, 2026 (the “Record Date”), the record date for the Annual Meeting. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

Share amounts throughout the Proxy Statement have been adjusted to give effect to the 1-for-20 reverse stock split (“Reverse Split”) of the Company’s common stock effective for state law purposes at 4:00 p.m., Eastern Time, on April 2, 2026, after the close of trading on the Nasdaq Capital Market (“Nasdaq”), such that the Company’s common stock began trading on Nasdaq at market open on April 6, 2026, on a post-Reverse Split basis.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Which items will be voted on at the Annual Meeting?

Stockholders will vote on the following items at the Annual Meeting:

1.	To elect five directors nominated by HeartCore’s Board of Directors, based on the recommendation of HeartCore’s independent directors, to serve for a one-year term following approval by the stockholders at the Annual Meeting; and
2.	To ratify the appointment of MaloneBailey, LLP (“MaloneBailey”) as HeartCore’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

How does the Board recommend I vote on each of the proposals presented in this Proxy Statement?

The Board recommends a vote FOR the election of each of the director nominees to be members of the Board, and FOR Proposal 2.

Who is entitled to vote at the Annual Meeting?

Holders of our common stock as of the Record Date are entitled to receive the Notice of Annual Meeting and to vote their shares of common stock at the Annual Meeting. Holders of our common stock are entitled to one vote for each share of common stock held of record on the Record Date.

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How many shares of common stock are outstanding?

As of the Record Date, there were 1,515,328 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting.

What is the difference between holding common stock as a stockholder of record and as a beneficial owner?

If your common stock is registered in your name with our transfer agent, Transhare Corporation (“Transhare”), you are the “stockholder of record” of those shares. The Notice of Annual Meeting, this Proxy Statement and any accompanying materials have been provided directly to you by HeartCore.

If your shares of common stock are held through a broker, bank or other holder of record, you hold your common stock in “street name” and you are considered the “beneficial owner” of those shares of common stock. This Notice of Annual Meeting and Proxy Statement and any accompanying documents have been provided to you by your broker, bank or other holder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote your common stock by using the voting instruction card or by following their instructions for voting by telephone or on the Internet.

If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Our management believes that Proposal 2 (ratification of the appointment of MaloneBailey as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026) is a “routine” matter for which brokers will have authority to vote your shares of common stock at the Annual Meeting if you do not give instruction on how to vote your shares. Consequently, if customers do not give any direction, brokers will be permitted to vote shares of common stock at the Annual Meeting in relation to Proposal 2. However, Proposal 1 (election of directors) is a non-routine matter for which brokers do not have authority to vote your shares at the Annual Meeting if you do not provide instructions on how to vote your shares. Therefore, we encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted on all proposals at the Annual Meeting.

How do I vote?

You can vote your shares in one of two ways: either by proxy or in person (virtually) at the Annual Meeting. If you choose to vote by proxy, you may do so via the Internet or by telephone, or by signing and returning the proxy card enclosed therein. Each of these procedures is explained below. Even if you plan to attend (virtually) the Annual Meeting, the Board recommends that you vote by proxy so your shares of common stock will be voted as directed by you if you are unable to attend the virtual Annual Meeting.

Because many stockholders will not attend the virtual Annual Meeting personally, it is necessary that a large number of stockholders be represented by proxy. By following the procedures for voting via the Internet or by telephone, or by signing and returning the enclosed proxy card, your shares can be voted at the virtual Annual Meeting in the manner indicated. If you sign and return your proxy card, but do not specify how you want your shares to be voted, they will be voted, in accordance with the Board’s recommendation on Proposals 1 and 2, and with respect to any other matter that may be presented at the Annual Meeting, in the discretion of the proxy holders named in your proxy card.

Voting via the Internet

You can vote your shares via the Internet by accessing www.virtualshareholdermeeting.com/HTCR2026 and following the instructions contained on that website. The Internet voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote via the Internet, you do not need to mail a proxy card.

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Voting by Telephone

You can vote your shares by telephone by calling the number provided on the voting website (www.virtualshareholdermeeting.com/HTCR2026) and on the proxy card. The telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your voting instructions have been properly recorded. If you vote via the telephone, you do not need to mail a proxy card.

Voting by Mail

You can vote by mail by filling out the enclosed proxy card and returning it per the instructions on the card.

What can I do if I change my mind after I vote?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●	Giving written notice to the Corporate Secretary of the Company;
●	Delivering a valid, later-dated proxy in a timely manner; or
●	Voting at the virtual Annual Meeting.

If you are a beneficial owner of common stock, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares of common stock for which proxies have been properly submitted and not revoked will be voted at the Annual Meeting.

Where can I find the voting results?

We intend to announce the preliminary voting results at the Annual Meeting and will publish the final results in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (the “SEC”) no later than four business days following the Annual Meeting. If the final voting results are unavailable in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose the preliminary results and, within four business days after the final results are known, will file an additional Form 8-K with the SEC to disclose the final voting results.

What is a quorum for the Annual Meeting?

The presence of the holders of 757,665 shares of common stock, in person (virtually) or by proxy at the Annual Meeting, representing a majority of the voting power of all outstanding shares of capital stock of the Company entitled to vote at the Annual Meeting is necessary to constitute a quorum. If you have returned valid proxy instructions or attend the virtual Annual Meeting, your common stock will be counted for the purpose of determining whether there is a quorum. Proxies that are marked “abstain” and proxies relating to “street name” common stock that are returned to us but marked by brokers as “not voted” will be treated as shares of common stock present for purposes of determining the presence of a quorum on all matters. If there is no quorum, the chairman of the Annual Meeting may adjourn the Annual Meeting to another date. Abstentions are counted as present and entitled to vote for purposes of determining a quorum.

What are broker non-votes?

Generally, a broker non-vote occurs when a bank, broker or other nominee that holds shares of common stock in “street name” for customers is precluded from exercising voting discretion on a particular proposal because (i) the beneficial owner has not instructed the bank, broker or other nominee how to vote, and (ii) the bank, broker or other nominee lacks discretionary voting power to vote the common stock. A bank, broker or other nominee does not have discretionary voting power with respect to the approval of “non-routine” matters absent specific voting instructions from the beneficial owners of the common stock.

On non-routine items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Proposal 1 (election of directors) is a non-routine item. If you do not give your broker instructions with regard to Proposal 1, brokers will not be permitted to vote your shares of common stock at the Annual Meeting in relation to this proposal.

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Our management believes that Proposal 2 (ratification of the appointment of MaloneBailey as our independent registered public accounting firm for the fiscal year ending December 31, 2026) is a “routine” matter for which brokers will have authority to vote your shares of common stock at the virtual Annual Meeting if you do not give instruction on how to vote your shares. Consequently, if customers do not give any direction, brokers will be permitted to vote shares of common stock at the Annual Meeting in relation to Proposal 2. Nevertheless, we encourage you to submit your voting instructions to your broker to ensure your shares of common stock are voted at the Annual Meeting.

How many votes are required to approve each of the proposals presented in this Proxy Statement, and how are votes counted?

Proposal 1

With respect to Proposal 1 (election of directors), election of each director requires the affirmative vote of the majority of the votes present in person or represented by proxy at the Annual Meeting. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the director nominees.

Proposal 2

With respect to Proposal 2 (ratification of auditors), adoption of this proposal requires the affirmative vote of the majority of the votes present and entitled to vote at the Annual Meeting (meaning the number of shares voted “for” Proposal 2 must exceed the number of shares voted “against” such proposal). With respect to Proposal 2, you may vote “for,” “against” or “abstain” from voting. Abstentions will have the effect of a vote “against” Proposal 2. Broker non-votes count as “present” to determine the presence of a quorum for the transaction of business, but they are not counted as shares cast. Abstentions and broker non-votes will be counted toward the quorum requirement.

How will my common stock be voted at the Annual Meeting?

At the Annual Meeting, the Board (the persons named in the proxy card or, if applicable, their substitutes) will vote your shares of common stock as you instruct. If you submit a proxy but do not indicate how you would like to vote your common stock, your shares will be voted as the Board recommends, which is as follows:

●	FOR Proposal 1 (election of directors proposal); and
●	FOR Proposal 2 (ratification of auditors).

What happens if stockholders approve one or more proposals but not others?

Approval of any one proposal is not dependent on stockholders approving any other proposal. Therefore, if stockholders approve one proposal, but not others, the approved proposal would still take effect. Note, however, that if Proposal 2 (ratification of auditors) is not approved, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

Who will pay for the cost of the Annual Meeting and this proxy solicitation?

We will pay the costs associated with the Annual Meeting and solicitation of proxies, including the costs of transmitting the proxy materials. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Our directors and officers will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1 — ELECTION OF DIRECTORS

Officers, Directors and Director Nominees

Our Board currently is comprised of five  directors: Sumitaka Yamamoto, Ferdinand Groenewald, Kimio Hosaka, Yoonji Lee, and Koji Sato. The size of our Board is currently set at seven directors; accordingly, we currently have two vacancies. The Board expects to reduce the size of the Board to five in the near future.

Based on the recommendation of our independent directors, the Board has nominated each of the following persons to stand for election as directors at the Annual Meeting:

Sumitaka Yamamoto
Ferdinand Groenewald
Kimio Hosaka
Yoonji Lee
Koji Sato

Based on the recommendation of our independent directors, the Board recommends a vote FOR Messrs. Yamamoto, Groenewald, Hosaka, and Sato, and Ms. Lee. If elected, Messrs. Yamamoto, Groenewald, Hosaka, and Sato, and Ms. Lee will serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified, or their earlier death, resignation or removal. If any of these nominees is unavailable for election, an event which the Board does not presently anticipate, the persons named in the enclosed proxy intend to vote the proxies solicited hereby FOR the election of such other nominee or nominees as may be nominated by the Board.

Vote Required

Election of each director requires the affirmative vote of the majority of the votes cast at the Annual Meeting. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of the director nominees.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF MESSRS. YAMAMOTO, GROENEWALD, HOSAKA, AND SATO, AND MS. LEE.

Below is biographical and other information about the nominees for election as director, including information concerning the particular experience, qualifications, attributes and/or skills that led the independent directors and the Board to determine that the nominee should serve as a director, or each director should continue to serve as a director, as the case may be.

Sumitaka Yamamoto. Mr. Yamamoto, age 61 , has served as our Chairman of the Board of Directors since August 16, 2021 and as our Chief Executive Officer and President and been a member of our Board of Directors since May 18, 2021. Mr. Yamamoto is also the founder of HeartCore Co. and has served as the Chief Executive Officer and member of the Board of Directors of HeartCore Co. since June 2009. Mr. Yamamoto is a seasoned information technology software programmer. Mr. Yamamoto graduated with a bachelor’s degree in Spanish from Kansai Gaidai University, Tokyo, Japan. Mr. Yamamoto does not hold, and has not previously held, any directorships in any reporting companies. We believe that Mr. Yamamoto is qualified to serve on our Board of Directors due to his experience in all aspects of our business and his ability to provide an insider’s perspective in board discussions about the business and strategic direction of the Company. We believe that his experience gives him unique insights into our opportunities, challenges and operations.

Kimio Hosaka. Mr. Hosaka, age 58 , has served as our Chief Operating Officer and been a member of our Board of Directors since May 18, 2021. Mr. Hosaka has served as the Chief Operating Officer and member of the Board of Managers of HeartCore Co. since August 2015. Mr. Hosaka graduated with a bachelor’s degree in physics from Chuo University, Tokyo, Japan. Mr. Hosaka does not hold, and has not previously held, any directorships in any reporting companies. We believe that Mr. Hosaka is qualified to serve on our Board of Directors due to his experience in business and operations matters.

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Ferdinand Groenewald. Mr. Groenewald, age 42 , has been an independent member of our Board of Directors since January 24, 2022. From January 2022 to July 2022, Mr. Groenewald served as the Chief Accounting Officer of Sadot Group, Inc. (f/k/a Muscle Maker, Inc., a Nasdaq listed company). From September 2018 to January 2, 2022, Mr. Groenewald served as the Chief Financial Officer of Muscle Maker, Inc. Mr. Groenewald is a certified public accountant with significant experience in finance and accounting. Mr. Groenewald has served as a director of rYojbaba Co., Ltd., a Nasdaq-listed company, since August 2025 and previously served as a director of SYLA Technologies Co., Ltd., from December 2022. Mr. Groenewald holds a Bachelor of Science in accounting from the University of South Africa. Mr. Groenewald does not hold, and has not previously held, any directorships in any reporting companies.

Yoonji Lee. Ms. Lee, age 30 , has served as a member of our Board since September 2025. She is the Founder and CEO of CEEDA Inc., a Tokyo-based HR search fund specializing in women executives and board-level talent. She has served in this role since founding the company in 2022. From 2023 to 2025, she also served as a member of the Board of DG Capital, a power digital grid company. Prior to founding CEEDA Inc., Ms. Lee was a Business Development and Product Manager at KLKTN, a subsidiary of Animoca Brands KK, where she led strategy planning, marketing, and regulatory communication for blockchain-related products. From 2018 to 2022, she worked at JP Morgan Chase & Co. as part of the Corporate & Investment Banking Division, providing advisory services related to equity finance, cross-held shares, and M&A for Japanese prime listed companies. Ms. Lee received a B.A. in Economics and Business from the University of Tokyo. We believe that Ms. Lee is qualified to serve on our Board of Directors due to her experience in business development, financial advisory, and cross-border human capital consulting.

Koji Sato. Mr. Sato, age 57 , has served as a member of our Board since September 2023. He is founder and Managing Partner of GIIP Global Advisory, Inc., a multi-country accounting and CFO service business. He has served as Managing Partner since its founding in 2009. Mr. Sato previously served as Senior Financial Officer and fund of funds manager for Japanese investors for AIFAM Inc. and as Senior Consultant at KPMG, LLP and PricewaterhouseCoopers Japan (Chuo-Aoyama Audit Corporation). Mr. Sato received a Masters in Business Administration from University of Southern California, Marshall School of Business, and a B.S. in Social Science from Hitotsubashi University in Tokyo, Japan. We believe that Mr. Sato is qualified to serve on our Board of Directors due to his experience in business, financial and accounting matters.

Our Board of Directors elects our executive officers annually by majority vote. Each director’s term continues until his or her successor is elected or qualified at the next annual meeting, unless such director earlier resigns or is removed.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer, member of the board of directors or control person of our Company has been involved in any legal proceeding listed in Item 401(f) of Regulation S-K in the past 10 years.

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Board Leadership Structure and Board’s Role in Risk Oversight

We have not separated the positions of Chairman of the Board and Chief Executive Officer. Mr. Yamamoto has served as our Chairman of the Board of Directors since August 16, 2021 and Chief Executive Officer since May 18, 2021. We believe that combining the positions of Chairman and Chief Executive Officer allows for focused leadership of our organization which benefits us in our relationships with investors, customers, suppliers, employees and other constituencies. We believe that consolidating the leadership of the Company under Mr. Yamamoto is the appropriate leadership structure for our Company at this time and that any risks inherent in that structure are balanced by the oversight of our other independent directors on our Board. However, no single leadership model is right for all companies and at all times. The Board recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, our Board holds executive sessions in which only independent directors are present.

Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Our principal source of risk falls into the financial category. The audit committee oversees management of financial risks, and our Board regularly reviews information regarding our cash position, liquidity and operations, as well as the risks associated with each. The Board regularly reviews plans, results and potential risks related to our business. The Board is also expected to oversee risk management as it relates to our compensation plans, policies and practices for all employees including executives and directors, particularly whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Company.

Change in Controlled Company Status and Director Independence

Upon initially listing with Nasdaq and until February 2025, the Company qualified as a “controlled company” because more than 50% of the voting power for the election of directors was held by Mr. Yamamoto, the Company’s Chairman of the Board, Chief Executive Officer and President. As of February 2025, Mr. Yamamoto no longer held more than 50% of the voting power for the election of directors and therefore, the Company no longer qualifies as a “controlled company.” As a result, the Company is required, subject to phase-in rules, to comply with Nasdaq requirements that:

●	a majority of the Board consist of “independent directors” as defined by Nasdaq’s applicable rules and regulations;

●	the compensation of the Company’s executive officers be determined, or recommended to the Board of Directors for determination, by independent directors constituting a majority of the independent directors of the Board in a vote in which only independent directors participate or by a compensation committee comprised solely of independent directors; and

●	director nominees be selected, or recommended to the Board of Directors for selection, by independent directors constituting a majority of the independent directors of the Board in a vote in which only independent directors participate or by a nomination committee comprised solely of independent directors.

The Company previously availed itself of certain of the controlled company exemptions. More specifically, the Company did not have a compensation committee or a nominating and corporate governance committee.

We no longer qualify as a controlled company and accordingly, on February 14, 2025, we formed a compensation committee and a nominating and corporate governance committee. The Company’s Board of Directors has affirmatively determined that three of its five directors (Ferdinand Groenewald, Yoonji Lee, and Koji Sato) are independent directors of the Company within the meaning of Nasdaq Capital Market’s rules. Accordingly, we comply with Nasdaq’s majority independent board requirement.

Meeting Attendance

During the year ended December 31, 2025, the Board held 12 meetings and acted by unanimous written consent 22 times. The Audit Committee held one meeting during 2025.  During 2025, each director attended more than 75% of the combined meetings of the Board and each committee on which he or she served.  While the Company does not have a formal policy requiring members of the Board to attend annual meetings of stockholders, the Company encourages all directors to attend. All of our directors attended our 2025 annual meeting of stockholders.  All directors plan to attend the 2026 Annual Meeting.

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Committees of the Board of Directors

Our Board of Directors has established three standing committees—the audit committee, compensation committee, and nominating and corporate governance committee—each of which operates under a charter that has been approved by our Board of Directors. Each charter is posted on our website at https://heartcore-enterprises.com/documents-charters.html.

Audit Committee

Our audit committee consists of three independent directors: Ferdinand Groenewald, Yoonji Lee and Koji Sato. Mr. Groenewald is the chair of the audit committee. Mr. Groenewald qualifies as an “audit committee financial expert” under SEC rules. Our audit committee adopted a written charter, a copy of which is posted on the Corporate Governance section of our website, at https://heartcore-enterprises.com/documents-charters.html.

Our audit committee is authorized to:

●	approve and retain the independent auditors to conduct the annual audit of our financial statements;

●	review the proposed scope and results of the audit;

●	review and pre-approve audit and non-audit fees and services;

●	review accounting and financial controls with the independent auditors and our financial and accounting staff;

●	review and approve transactions between us and our directors, officers and affiliates;

●	recognize and prevent prohibited non-audit services;

●	establish procedures for complaints received by us regarding accounting matters; and

●	oversee internal audit functions, if any.

Compensation Committee

Because we ceased to be a “controlled company” in February 2025, on February 14, 2025, we formed a compensation committee. The compensation committee is comprised of three independent directors: Ferdinand Groenewald, Yoonji Lee and Koji Sato, with Ms. Lee as the Chair of the compensation committee. Our compensation committee adopted a written charter, a copy of which is posted on the Corporate Governance section of our website, at https://heartcore-enterprises.com/documents-charters.html.

Our compensation committee assists our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers. Our compensation committee is responsible for, among other things:

●	To review and approve the compensation of the Chief Executive Officer and to approve the compensation of all other executive officers.

●	To review, and approve and, when appropriate, recommend to the Board for approval, any employment agreements and any severance arrangements or plans, including any benefits to be provided in connection with a change in control, for the Chief Executive Officer and other executive officers, which includes the ability to adopt, amend and terminate such agreements, arrangements or plans.

●	To review our incentive compensation arrangements.

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●	To review and recommend to the Board for approval the frequency with which we will conduct say-on-pay votes.

●	To review director compensation for service on the Board and Board committees at least once a year and to recommend any changes to the Board.

●	To meet at least two times a year.

●	To review the compensation committee charter at least annually and recommend any proposed changes to the Board for approval.

Nominating and Corporate Governance Committee

Because we ceased to be a “controlled company” in February 2025, on February 14, 2025, we formed a nominating and corporate governance committee. The nominating and corporate governance committee is comprised of three independent directors: Ferdinand Groenewald, Yoonji Lee and Koji Sato, with Mr. Sato as the Chair of the nominating and corporate governance committee. Our nominating and corporate governance committee adopted a written charter, a copy of which is posted on the Corporate Governance section of our website, at https://heartcore-enterprises.com/documents-charters.html.

Our nominating and corporate governance committee is responsible for, among other things:

●	To determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director.

●	To select and approve the nominees for director to be submitted to a stockholder vote at the annual meeting of stockholders.

●	To review the Board’s committee structure and composition and to appoint directors to serve as members of each committee and committee chairmen.

●	To develop and recommend to the Board for approval standards for determining whether a director has a relationship with us that would impair its independence.

●	To review and discuss with management the disclosure regarding the operations of the nominating and corporate governance committee and director independence, and to recommend that this disclosure be included in our proxy statement or annual report on Form 10-K, as applicable.

●	To monitor compliance with our Code of Ethics and Business Conduct (the “Code of Ethics”), to investigate any alleged breach or violation of the Code of Ethics and to enforce the provisions of the Code of Ethics.

●	To meet at least two times a year.

●	To review the nominating and corporate governance committee charter at least annually and recommend any proposed changes to the Board for approval

Procedures for Contacting the Board

The Board has established a process for stockholders and other interested parties to send written communications to the Board, the independent directors, a particular committee or to individual directors, as applicable. Such communications should be addressed to:

HeartCore Enterprises, Inc. Board of Directors

c/o HeartCore Enterprises, Inc.

Attention: Corporate Secretary

14F, Shibuya Sakura Stage Central Building

1-2 Sakuragaoka-cho

Shibuya-ku, Tokyo, Japan 150-0031

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The Board has instructed the Corporate Secretary to promptly forward all communications so received to the full Board, the independent directors or the individual Board member(s) specifically addressed in the communication. Comments or questions regarding our accounting, internal controls or auditing matters, our compensation and benefit programs, or the nomination of directors and other corporate governance matters will remain with the full Board.

Depending on the subject matter, the Company’s Corporate Secretary will:

●	Forward the communication to the director or directors to whom it is addressed;

●	Attempt to handle the inquiry directly, for example, where it is a request for information about our Company or if it is a stock-related matter; or

●	Not forward the communication if it is primarily commercial in nature or if it relates to a topic that is not relevant to the Board or a particular committee or is otherwise improper.

Procedures for Recommending, Nominating and Evaluating Director Candidates

A stockholder may nominate one or more persons for election as a director at an annual meeting of stockholders if the stockholder complies with the notice and information provisions contained in our bylaws. Such notice must be in writing to our company not less than 90 days and not more than 120 days prior to the anniversary date of the preceding year’s annual meeting of stockholders or as otherwise required by requirements of the Exchange Act. In addition, stockholders furnishing such notice must be a holder of record on both (i) the date of delivering such notice and (ii) the record date for the determination of stockholders entitled to vote at such meeting.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Ethics

The Company adopted the Code of Ethics, which applies to all of its directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, and any person performing similar functions) and employees. The Code of Ethics is available on our website at https://heartcore-enterprises.com/documents-charters.html.

We are required to disclose any amendment to, or waiver from, a provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure, as permitted by applicable SEC rules. Any such disclosure will be posted to our website within four business days following the date of any such amendment to, or waiver from, a provision of our code of ethics.

Insider Trading Arrangements and Policies

We have adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees. A copy of our insider trading policy has been filed with the SEC. In addition, with regard to us trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements in all respects.

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Anti-Hedging Policy

Under the terms of our insider trading policy, we prohibit each officer, director and employee, and each of their family members and controlled entities, from engaging in certain forms of hedging or monetization transactions. Such transactions include those, such as zero-cost collars and forward sale contracts, that would allow them to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock, and to continue to own the covered securities but without the full risks and rewards of ownership.

Delinquent Section 16(a) Reports

Under U.S. securities laws, directors, certain officers and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this Annual Report on Form 10-K those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements for fiscal year 2025 were complied with by each person who at any time during the 2025 fiscal year was a director or an executive officer or held more than 10% of our common stock, except for the following: (i) Yasui Daishin, then a 10% stockholder, failed to timely file his Form 3 due in 2022, with such Form 3 being filed in 2025; and (ii) Mr. Daishin failed to timely file a Form 4 for two transactions in 2025, with such Form 4 being filed in 2025.

Limitation on Liability and Indemnification of Officers and Directors

Our certificate of incorporation provides that our officers and directors will be indemnified by us to the fullest extent authorized by Delaware law, as it now exists or may in the future be amended. In addition, our certificate of incorporation provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except to the extent such exemption from liability or limitation thereof is not permitted by the General Corporation Law of the State of Delaware.

On June 1, 2023, the Company entered into a Director Agreement with Heather Neville, and this Director Agreement was converted into an Independent Director Agreement on November 1, 2023. Ms. Neville resigned as a director effective September 1, 2025. On September 29, 2023, the Company entered into an Independent Director Agreement as well as an Indemnification Agreement with Koji Sato. Previously, Ferdinand Groenewald entered into an indemnification agreement with the Company. Each director agreement and indemnification agreement provides, among other things, for indemnification to the fullest extent permitted by law and our certificate of incorporation and bylaws against any and all expenses, judgments, fines, penalties and amounts paid in settlement of any claim. The indemnification agreements provide for the advancement or payment of all expenses to the indemnitee and for reimbursement to us if it is found that such indemnitee is not entitled to such indemnification under applicable law and our certificate of incorporation and bylaws.

Our certificate of incorporation also permits us to maintain insurance on behalf of any officer, director or employee for any liability arising out of his or her actions, regardless of whether Delaware law would permit such indemnification. We have purchased a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

These provisions may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against officers and directors, even though such an action, if successful, might otherwise benefit us and our stockholders. Furthermore, a stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against officers and directors pursuant to these indemnification provisions.

We believe that these provisions and the insurance are necessary to attract and retain talented and experienced officers and directors.

Any repeal or amendment of provisions of our certificate of incorporation affecting indemnification rights, whether by our board of directors, stockholders or by changes in applicable law, or the adoption of any other provisions inconsistent therewith, will (unless otherwise required by law) be prospective only, except to the extent such amendment or change in law permits us to provide broader indemnification rights on a retroactive basis, and will not in any way diminish or adversely affect any right or protection existing thereunder with respect to any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

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Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

EXECUTIVE COMPENSATION

2025 Summary Compensation Table

The following summary compensation table provides information regarding the compensation paid during our fiscal years ended December 31, 2025 and 2024 to certain of our executive officers, who we collectively refer to as our “Named Executive Officers.”

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Sumitaka Yamamoto,	2025	$516,709	144,813	$96,316	$				$		$757,838
Chief Executive Officer	2024	$505,714	—	34,917		$—	—	—		$—	$540,631

Kimio Hosaka,	2025	$150,709	96,531	$22,426	$				$		$269,666
Chief Operating Officer	2024	$139,714	—	6,316		$—	—	—		$—	$146,030

Keisuke Kuno,	2025	$112,864	96,531	$23,920	$				$		$233,315
Former CX Division Vice President (1)	2024	$123,673	—	7,111		$—	—	—		$—	$130,784

(1)	Mr. Kuno resigned as an executive officer in October 2025.

Employment Agreements

Executive Employment Agreement with Sumitaka Yamamoto

On October 28, 2022, we entered in an Amendment Agreement to the Executive Employment Agreement dated as of February 9, 2022. Pursuant to the Amendment Agreement, Mr. Yamamoto’s annual salary increased from $381,000 to $450,000, effective November 1, 2022.

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Executive Employment Agreement with Kimio Hosaka

On January 10, 2023, we entered in an Amendment Agreement to the Executive Employment Agreement dated as of February 9, 2022. Pursuant to the Amendment Agreement, Mr. Hosaka’s annual salary increased from $95,459 to $164,770, effective January 1, 2023.

Executive Employment Agreement with Keisuke Kuno

On January 10, 2023, we entered into an Amendment Agreement to the Executive Employment Agreement dated as of February 9, 2022. Pursuant to the Amendment Agreement, Mr. Kuno’s annual salary increased from $103,535 to $145,831, effective January 1, 2023. Mr. Kuno resigned in October 2025.

Provisions Applicable to All Employment Agreements

Each of the Employment Agreements as described above, has an initial term of one year, provided that the term of each agreement will automatically be extended for one or more additional terms of one year each unless either the Company or applicable executive provides notice to the other of their desire to not so renew the initial term or renewal term (as applicable) at least 30 days prior to the expiration of then-current initial term or renewal term (as applicable). Each of the agreements provide that the applicable executive’s employment with the Company shall be “at will,” meaning that either applicable executive or the Company may terminate the applicable executive’s employment at any time and for any reason, subject to the other provisions of the agreement.

Each of the agreements may be terminated by the Company, either with or without “Cause”, or by the applicable executive, either with or without “Good Reason”.

For purposes of each agreement, “Cause” means:

●	a violation of any material written rule or policy of the Company for which violation any employee may be terminated pursuant to the written policies of the Company reasonably applicable to an executive employee;

●	misconduct by the applicable executive to the material detriment of the Company;

●	the applicable executive’s conviction (by a court of competent jurisdiction, not subject to further appeal) of, or pleading guilty to, a felony;

●	the applicable executive’s gross negligence in the performance of the applicable executive’s duties and responsibilities to the Company as described in this Agreement; or

●	the applicable executive’s material failure to perform the applicable executive’s duties and responsibilities to the Company as described in the agreement (other than any such failure resulting from the applicable executive’s incapacity due to physical or mental illness or any such failure subsequent to the applicable executive being delivered a notice of termination without Cause by the Company or delivering a notice of termination for Good Reason to the Company), in either case after written notice from the Board to the applicable executive of the specific nature of such material failure and the applicable executive’s failure to cure such material failure within 10 days following receipt of such notice.

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For purposes of each agreement, “Good Reason” means:

●	at any time following a Change of Control (as defined below), a material diminution by the Company of compensation and benefits (taken as a whole) provided to the applicable executive immediately prior to a Change of Control;

●	a reduction in base salary or target or maximum bonus, other than as part of an across-the-board reduction in salaries of management personnel;

●	the relocation of the applicable executive’s principal executive office to a location more than 50 miles further from the applicable executive’s principal executive office immediately prior to such relocation; or

●	a material breach by the Company of any of the terms and conditions of the agreement which the Company fails to correct within 10 days after the Company receives written notice from the applicable executive of such violation.

For purposes of each agreement a “Change of Control” of the Company will be deemed to have occurred if, after the effective date of the applicable agreement, (i) the beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the Company is acquired by any “person” as defined in sections 13(d) and 14(d) of the Exchange Act (other than the Company, any subsidiary of the Company, or any trustee or other fiduciary holding securities under an employee benefit plan of the Company), (ii) the merger or consolidation of the Company with or into another corporation where the shareholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, shares representing in the aggregate 50% or more of the combined voting power of the securities of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any) in substantially the same proportion as their ownership of the Company immediately prior to such merger or consolidation, or (iii) the sale or other disposition of all or substantially all of the Company’s assets to an entity, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned directly or indirectly by shareholders of the Company, immediately prior to the sale or disposition, in substantially the same proportion as their ownership of the Company immediately prior to such sale or disposition.

In the event that the Company terminates the term of the applicable agreement or the applicable executive’s employment with Cause, or if the applicable executive terminates their agreement without good reason, then, subject to any other agreements between the company with respect to other equity grants made to such executive:

●	the Company will pay to the applicable executive any unpaid base salary and benefits then owed or accrued, and any unreimbursed expenses;

●	any unvested portion of any equity granted to the applicable executive under the applicable agreement or any other agreements with the Company will immediately be forfeited; and

●	all of the parties’ rights and obligations under the agreement will cease, other than those rights or obligations which arose prior to the termination date or in connection with such termination, and subject to the survival provisions of the agreements.

In the event that the Company terminates the term of the applicable agreement or the applicable executive’s employment without Cause, or if the applicable executive terminates their agreement with good reason, then, subject to any other agreements between the company with respect to other equity grants made to such executive:

●	the Company will pay to the applicable executive any base salary, bonuses, and benefits then owed or accrued, and any unreimbursed expenses;

●	the Company will pay to the applicable executive, in one lump sum, an amount equal to the base salary that would have been paid to the applicable executive for the remainder of the initial term of the applicable agreement (if the termination occurs during the initial term of the applicable agreement) or renewal term of the applicable agreement (if the termination occurs during a renewal term of the applicable agreement);

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●	any unvested portion of any equity granted to the applicable executive under the applicable agreement or any other agreements with the Company will, to the extent not already vested, be deemed automatically vested; and

●	all of the parties’ rights and obligations under the agreement will cease, other than those rights or obligations which arose prior to the termination date or in connection with such termination, and subject to the survival provisions of the agreements.

In the event of the applicable executive’s death or total disability during the term of the applicable agreement, the term of the applicable agreement and the applicable executive’s employment shall terminate on the date of death or total disability. In the event of such termination, the Company’s sole obligations hereunder to the applicable executive (or the applicable executive’s estate) shall be for unpaid base salary, accrued but unpaid bonus and benefits (then owed or accrued and owed in the future), a pro-rata bonus for the year of termination based on the applicable executive’s target bonus for such year and the portion of such year in which the applicable executive was employed, and reimbursement of expenses pursuant to the terms hereon through the effective date of termination, and any unvested portion of any equity granted to the applicable executive under the applicable agreement or any other agreements with the Company will immediately be forfeited as of the termination date.

In the event that the term of the applicable agreement is not renewed by either party, any unvested portion of any equity granted to the applicable executive under the applicable agreement or any other agreements with the Company will immediately be forfeited as of the expiration of the term of the applicable agreement without any further action of the parties.

If it is determined that any payment provided to the applicable executive under the applicable agreement or otherwise, whether or not in connection with a Change of Control (a “Payment”), would constitute an “excess parachute payment” within the meaning of section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), such that the Payment would be subject to an excise tax under section 4999 of the Code (the “Excise Tax”), the Company will pay to the applicable executive an additional amount (the “Gross-Up Payment”) such that the net amount of the Gross-Up Payment retained by the applicable executive after the payment of any Excise Tax and any federal, state and local income and employment tax on the Gross-Up Payment, shall be equal to the Excise Tax due on the Payment and any interest and penalties in respect of such Excise Tax.

During the term of the applicable agreement, the applicable executive is entitled to fringe benefits consistent with the practices of the Company, and to the extent the Company provides similar benefits to the Company’s executive officers, and is entitled to reimbursement for all reasonable and necessary out-of-pocket business, entertainment and travel expenses incurred by the applicable executive in connection with the performance of the applicable executive’s duties hereunder and in accordance with the Company’s expense reimbursement policies and procedures.

Each of the agreements provides that, during the term of the applicable agreement, the applicable executive will be entitled to indemnification and insurance coverage for officers’ liability, fiduciary liability and other liabilities arising out of the applicable executive’s position with the Company in any capacity, in an amount not less than the highest amount available to any other executive, and such coverage and protections, with respect to the various liabilities as to which the applicable executive has been customarily indemnified prior to termination of employment, shall continue for at least six years following the end of the term of the applicable agreement. Any indemnification agreement entered into between the Company and the applicable executive shall continue in full force and effect in accordance with its terms following the termination of the applicable.

Each of the employment agreements contains customary confidentiality provisions, and customary provisions related to Company ownership of intellectual property conceived or made by the applicable executive in connection with the performance of their duties under the applicable agreement (i.e., a “work-made-for-hire” provision).

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Each of the agreements contains a non-compete provision which provides that, for the term of the applicable agreement and for a period of two years thereafter, the applicable executive shall not, directly or indirectly: (i) engage in any other business, association or relationship of any kind with any business which provides, in whole or in part, the same or similar services and/or products offered by the which directly or indirectly competes with Company; nor (ii) solicit or accept, or induce any person or entity to reduce goods or services to Company, or in any manner assist others in the solicitation, acceptance, or inducement of, any business transactions with Company’s existing and prospective clients, accounts, suppliers and/or other persons or entities with whom the Company has had business relationships (or whom Company had specifically identified for a prospective business relationship). These restrictions extend to the geographic area in which Company actively conducted business immediately prior to termination of the applicable agreement.

Each of the agreements also contains a customary non-solicitation provision, in which the applicable executive agrees that, for the term of the applicable agreement and for a period of three years thereafter, the applicable executive will not, directly or indirectly solicit or discuss with any employee of Company the employment of such Company employee by any other commercial enterprise other than Company, nor recruit, attempt to recruit, hire or attempt to hire any such Company employee on behalf of any commercial enterprise other than Company, provided that this provision does not prohibit the applicable executive from undertaking a general recruitment advertisement provided that the foregoing is not targeted towards any person or entity identified above, or from hiring, employing or engaging any such person or entity who responds to such general recruitment advertisement.

Due to the application of various states’ laws, there is no assurance that the non-compete provisions or the non-solicitation provisions as set forth in each of the agreements will be enforced. Each of the agreements contains a “blue pencil” provision that, in the event that a court determines that any of these restrictions are unenforceable, the parties to the agreement agreed that it is their desire that the court substitute an enforceable restriction in place of any restriction deemed unenforceable, and that the substitute restriction be deemed incorporated in the agreement and enforceable against the applicable executive.

Each of the agreements contains customary representations and warranties by the applicable executive, relating to the agreement, and any securities of the Company that may be issued to the executive, and contains other customary miscellaneous provisions relating to waivers, assignments, third party rights, survival of provisions following termination, severability, notices, waiver of jury trials and other provisions.

Each of the agreements is governed by and construed and enforced in accordance with the internal laws of the State of Delaware, and for all purposes shall be construed in accordance with the laws of such state, without giving effect to the choice of law provisions of such state. Each of the agreements provide that all legal proceedings concerning the applicable agreement will be in the state and federal courts sitting in Santa Clara County, California, provided that each agreement also includes a provision relating to any disputes being settled by arbitration.

Outstanding Equity Awards at 2025 Fiscal Year-End

The following table sets forth information on outstanding options and stock awards held by the Named Executive Officers as of December 31, 2025.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units Of Stock that Have Not Vested (#)	Market Value Per Share Of Shares Or Units of Stock That Have Not Vested ($)
Sumitaka Yamamoto	-	-	$-	-	572	$6.104
Kimio Hosaka	5,000	-	$50.00	12/25/2031	144	$6.104
Keisuke Kuno (1)	-	-	$-	-	-	$-

(1)	Mr. Kuno resigned as an executive officer in October 2025.

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Additional Narrative Disclosure

Retirement Benefits

We have not maintained, and do not currently maintain, a defined benefit pension plan, non-qualified deferred compensation plan, or other retirement benefits.

Potential Payments Upon Termination or Change in Control

As described under “Employment Agreements” above, each of the executive officers with whom the Company has entered into an employment agreement is entitled severance if their employment is terminated by the Company without “Cause” or is terminated by the applicable executive with “Good Reason”, in each case as described above.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

We do not have any formal policy that requires us to grant, or avoid granting, stock options at particular times. Consistent with its annual compensation cycle, if options are to be granted, the Compensation Committee generally seeks to grant annual stock option awards after its Annual Report on Form 10-K has been filed. The timing of any stock option grants in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an employee’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of stock options occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

No stock options were issued to executive officers in 2025 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Director Compensation

Other than as set forth in the table below and as described more fully below, we did not pay any compensation or make any equity awards or non-equity awards to any of our non-employee directors during fiscal year 2025.

Non-employee Board members received $50,000 for their service on our Board of Directors. In addition, in exchange for their service on the Audit Committee, the Chair of the Audit Committee receives an additional $7,000 annually, and the other Audit Committee members receives an additional $4,000 annually. In exchange for their service on the Compensation Committee, the Chair of the Compensation Committee receives an additional $7,000 annually, and the other Compensation Committee members receive an additional $4,000 annually. In exchange for their service on the Nominating and Corporate Governance Committee, the Chair of the Nominating and Corporate Governance Committee receives an additional $6,000 annually, and the other Nominating and Corporate Governance Committee members receive an additional $3,000 annually.

Directors may be reimbursed for travel and other expenses directly related to their activities as directors. Directors who also serve as employees receive no additional compensation for their service as directors.

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The following table presents the total compensation for each person who served as a non-employee director of the Company during the fiscal year ended December 31, 2025.

2025 Director Compensation

Name	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Ferdinand Groenewald	63,125	-	63,125
Yoonji Lee (1)	21,334	-	21,334
Heather Neville (2)	41,594	-	41,594
Koji Sato	62,750	-	62,750

(1)	Ms. Lee joined the Company’s Board on September 26, 2025.
(2)	Ms. Neville resigned from the Company’s Board effective September 1, 2025.

Independent Director Agreements

Our independent directors are parties to Independent Director Agreements with us. Such agreements provide that each non-employee director will be compensated as follows:

●	Each director will be paid the sum of $50,000 annually for director’s service as a director of the Company, to be paid $12,500 each calendar quarter, payable within five business days of the end of each calendar quarter, and with such amount for any partial calendar quarter being appropriately prorated.

●	Each director shall be paid $4,000 annually for service as a member of the Audit Committee and an additional sum of $3,000 annually for service as the Chairman of the Audit Committee, with each of these payments to be paid quarterly in equal portions, within five business days of the end of each calendar quarter, and with any amount for any partial calendar quarter being appropriately prorated.

The Independent Director Agreements contain additional terms. During the term of the applicable director agreement, the Company will reimburse the applicable director for all reasonable out-of-pocket expenses incurred by the applicable director in attending any in-person meetings, provided that the applicable director complies with the generally applicable policies, practices and procedures of the Company for submission of expense reports, receipts or similar documentation of such expenses. Any reimbursements for allocated expenses (as compared to out-of-pocket expenses of the applicable director in excess of $500) must be approved in advance by the Company.

Each of the agreements contains customary confidentiality provisions, and customary provisions related to Company ownership of intellectual property conceived or made by the applicable director in connection with the performance of their duties under the applicable agreement (i.e., a “work-made-for-hire” provision).

Each of the agreements provide that, during the term (which continues as long as the applicable director is serving as a director of the Company), the applicable director is be entitled to indemnification and insurance coverage for officers’ liability, fiduciary liability and other liabilities arising out of the applicable director’s position with the Company in any capacity, in an amount not less than the highest amount available to any other director, and such coverage and protections, with respect to the various liabilities as to which the applicable director has been customarily indemnified prior to termination of employment, shall continue for at least six years following the end of the term. Any indemnification agreement entered into between the Company and the applicable director will continue in full force and effect in accordance with its terms following the termination of the applicable agreement.

Each of the agreements contains customary representations and warranties by the applicable director, relating to the agreement, and contains other customary miscellaneous provisions relating to waivers, assignments, third party rights, survival of provisions following termination, severability, notices, waiver of jury trials and other provisions.

Each of the agreements is governed by and construed and enforced in accordance with the internal laws of the State of Delaware, and for all purposes shall be construed in accordance with the laws of such state, without giving effect to the choice of law provisions of such state. Each of the agreements provide that all legal proceedings concerning the applicable agreement will be in the state and federal courts sitting in Santa Clara County, California, provided that each agreement also includes a provision relating to any disputes being settled by arbitration.

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2023 Equity Incentive Plan

On August 1, 2023, the Board approved, and proposed for stockholder approval, the 2023 Equity Incentive Plan (the “2023 Plan”). The Company’s stockholders approved the 2023 Plan on September 29, 2023. The 2023 Plan provides for various stock-based incentive awards, including incentive stock options (“ISOs”) and non-qualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock and restricted stock units (“RSUs”), and other equity-based or cash-based awards. As of December 31, 2025, there were 88,844 shares available for award under the 2023 Plan.

Highlights of the 2023 Plan are as follows:

●	The Board or a committee of the Board will administer the 2023 Plan.

●	The total number of shares of common stock authorized for issuance under the 2023 Plan is 100,000 shares, or approximately 9.60% of the common stock outstanding at the time of approval.

●	No non-employee director may be granted awards under the 2023 Plan during any calendar year if such awards would exceed a total value of $300,000 (calculated in accordance with the terms of the 2023 Plan).

●	The exercise price of options and SARs may not be less than the fair market value of the common stock on the date of grant.

●	In addition to other vesting requirements, the administrator may condition the vesting of awards on the achievement of specific performance targets.

Material features of the 2023 Plan are set forth below.

Term

The 2023 Plan was effective August 1, 2023 and will terminate on August 1, 2033, unless the Board terminates it earlier.

Purpose

The purpose of the 2023 Plan is to provide a means through with the Company and its subsidiaries may attract and retain key personnel, and to provide a means whereby directors, officer, employees, consultants, and advisors of the Company and its subsidiaries can acquire and maintain an equity interest in the Company, or be paid incentive compensation, thereby strengthening their commitment to the welfare of the Company and its subsidiaries and aligning their interests with those of the Company’s stockholders.

Administration

Pursuant to the terms of the 2023 Plan, the Board or a committee of the Board shall administer the 2023 Plan. The administrator will have the authority to, among other things, (i) determine fair market value under the 2023 Plan; (ii) select the service providers to whom awards may be granted; (iii) determine the number of shares to be covered by each award granted under the 2023 Plan; (iv) approve forms of award agreements for use under the 2023 Plan; (v) determine the terms and conditions, not inconsistent with the terms of the 2023 Plan, of any award, with such terms and conditions including, but not being limited to, the exercise price, the time or times when awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto, based in each case on such factors as the administrator will determine; (vi) determine whether an award will be settled in shares, cash, other property or in any combination thereof; (vii) construe and interpret the terms of the 2023 Plan and awards granted pursuant to the 2023 Plan; (viii) prescribe, amend and rescind rules and regulations relating to the 2023 Plan, including rules and regulations relating to sub-plans; (ix) modify or amend awards; (x) correct any defect, supply any omission or reconcile any inconsistency in the 2023 Plan or any award agreement and make all other determinations and take such other actions with respect to the 2023 Plan or any award as the administrator may deem advisable to the extent not inconsistent with the provisions of the 2023 Plan or applicable law; and (xi) make all other determinations deemed necessary or advisable for administering the 2023 Plan.

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The administrator will have the discretion to select particular performance targets in connection with awards under the 2023 Plan.

Eligibility

Employees, directors and consultants (except those performing services in connection with the offer or sale of the Company’s securities in a capital raising transaction, or promoting or maintaining a market for the Company’s securities) of the Company or its subsidiaries will be eligible to receive awards under the 2023 Plan. ISOs may only be granted to employees.

Grants

The administrator may, from time to time, grant awards under the 2023 Plan to one or more eligible participants. All awards will vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the administrator and as set forth in any applicable award agreement, including, without limitation, attainment of performance targets, consistent with the terms of the 2023 Plan.

Maximum Shares Available

Subject to the provisions of the 2023 Plan, the maximum aggregate number of shares that may be subject to awards and sold under the 2023 Plan is 100,000. The shares may be authorized but unissued, or reacquired common stock. If an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, RSUs, performance units or performance shares, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased shares (or for awards other than options or SARs, the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2023 Plan (unless the 2023 Plan has terminated).

Adjustments

In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Company’s common stock occurs, the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Plan, will adjust the number and class of shares of stock that may be delivered under the 2023 Plan and/or the number, class, and price of shares of stock covered by each outstanding award, and the numerical share limits provided in the 2023 Plan.

Stock Options

The administrator may grant options to purchase shares of common stock under the 2023 Plan to eligible participants for such numbers of shares and having such terms as the administrator designates and consistent with the 2023 Plan. However, ISOs may only be granted to employees of the Company or its subsidiaries. The administrator will also determine the type of option granted (e.g., ISO) or a combination of various types of options. Each option granted under the 2023 Plan will be evidenced by an award agreement.

The exercise price for an option may not be less than 100% of the fair market value of the Company’s common stock on the date the option is granted; provided, however, that in the case of an ISO granted to an employee who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any subsidiary, the exercise price will be no less than 110% of the fair market value on the grant date.

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The term of each option will be stated in the applicable award agreement. In the case of an ISO, the term will be no more than 10 years from the date of grant. In the case of an ISO granted to a participant who, at the time the ISO is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the term of the ISO will be five years from the date of grant or such shorter term as may be provided in the award agreement.

Stock Appreciation Rights

The administrator may grant SARs under the 2023 Plan to eligible participants having such terms as the administrator designates and consistent with the 2023 Plan. Each SAR granted under the 2023 Plan will be evidenced by a SAR agreement. The exercise price for a SAR may not be less than 100% of the fair market value of the Company’s common stock on the date the SAR is granted.

Restricted Stock

The administrator may grant shares of restricted stock under the 2023 Plan to eligible participants in such amounts and upon such terms as the administrator determines and consistent with the 2023 Plan.

Except as provided in the 2023 Plan or as the administrator determines, shares of restricted stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable period of restriction. The administrator, in its sole discretion, may impose such other restrictions on shares of restricted stock as it may deem advisable or appropriate. Except as otherwise provided in the 2023 Plan, shares of restricted stock will be released from escrow as soon as practicable after the last day of the period of restriction or at such other time as the administrator may determine. The administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

During the period of restriction, grantees holding shares of restricted stock granted under the 2023 Plan may exercise full voting rights with respect to those shares, unless the administrator determines otherwise. During the period of restriction, grantees holding shares of restricted stock will be entitled to receive all dividends and other distributions paid with respect to such shares, unless the administrator provides otherwise. If any such dividends or distributions are paid in shares of common stock, the shares will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid.

On the date set forth in the award agreement, the restricted stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the 2023 Plan.

Restricted Stock Units

The administrator may grant RSUs under the 2023 Plan to eligible participants in such amounts and upon such terms as the administrator determines and consistent with the 2023 Plan. The administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of RSUs that will be paid out to the grantee. The administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion.

Upon meeting the applicable vesting criteria, the grantee will be entitled to receive a payout as determined by the administrator or as set forth in the applicable award agreement. Notwithstanding the foregoing, at any time after the grant of RSUs, the administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the administrator and set forth in the award agreement. The administrator, in its sole discretion, may settle earned RSUs in cash, shares of common stock, or a combination of both.

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Grantees will have no voting rights with respect to shares of common stock represented by RSUs until the date of the issuance of such shares. However, the administrator, in its discretion, may provide in the applicable award agreement that the grantee will be entitled to dividend equivalent rights with respect to the payment of cash dividends on common stock during the period beginning on the date such award is granted and ending, with respect to each share subject to the award, on the earlier of the date the award is settled or the date on which it is terminated. Dividend equivalent rights, if any, shall be paid by crediting the grantee with a cash amount or with additional whole RSUs as of the date of payment of such cash dividends on common stock, as determined by the administrator. The number of additional RSUs (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of common stock represented by the RSUs previously credited to the grantee by (b) the fair market value per share of common stock on such date. Such cash amount or additional RSUs will be subject to the same terms and conditions and will be settled in the same manner and at the same time as the RSUs originally subject to the RSU award. In the event of a dividend or distribution paid in shares of common stock or other property or any other adjustment made upon a change in the capital structure of the Company as provided in the 2023 Plan, appropriate adjustments will be made in the grantee’s RSU award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the grantee would be entitled by reason of the shares of common stock issuable upon settlement of the award, and all such new, substituted or additional securities or other property shall be immediately subject to the same vesting conditions as are applicable to the award.

On the date set forth in the award agreement, all unearned RSUs will be forfeited to the Company.

Performance Units and Performance Shares

Performance awards may be granted to eligible participants at any time and from time to time, as will be determined by the Administrator, in its sole discretion. Each performance unit will have an initial value that is established by the administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value of a share of common stock on the date of grant.

The administrator will set performance objectives or other vesting provisions in its discretion which, depending on the extent to which they are met, will determine the number or value of performance units/shares that will be paid out to the grantees. Each performance award will be evidenced by an award agreement that will specify the performance period, and such other terms and conditions as the administrator, in its sole discretion, will determine.

The administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the administrator in its discretion. Performance goals shall be established by the administrator on the basis of targets to be attained with respect to one or more measures of business or financial performance, subject to the terms of the 2023 Plan.

Performance measures may be based upon one or more of the following, as determined by the administrator: (1) revenue; (2) sales; (3) expenses; (4) operating income; (5) gross margin; (6) operating margin; (7) earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; (8) pre-tax profit; (9) net operating income; (10) net income; (11) economic value added; (12) free cash flow; (13) operating cash flow; (14) balance of cash, cash equivalents and marketable securities; (15) stock price; (16) earnings per share; (17) return on stockholder equity; (18) return on capital; (19) return on assets; (20) return on investment; (21) total stockholder return; (22) employee satisfaction; (23) employee retention; (24) market share; (25) customer satisfaction; (26) product development; (27) research and development expenses; (28) completion of an identified special project; and (29) completion of a joint venture or other corporate transaction.

After the applicable performance period has ended, the holder of performance units/shares will be entitled to receive a payout of the number of performance units/shares earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a performance unit/share, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance unit/share.

Payment of earned performance units or performance shares will be made as soon as practicable after the expiration of the applicable performance period. The administrator, in its sole discretion, may pay earned performance units/shares in the form of cash, in shares of common stock (which have an aggregate fair market value equal to the value of the earned performance units/shares at the close of the applicable performance period) or in a combination thereof.

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On the date set forth in the award agreement, all unearned or unvested performance units or performance shares will be forfeited to the Company, and again will be available for grant under the 2023 Plan.

Restricted stock and RSUs granted to officers and employees may be granted with the intent that the award satisfy the “Performance-Based Exception” (any such award intended to satisfy the Performance-Based Exception, a “Qualified Performance-Based Award”). The grant, vesting, or payment of a Qualified Performance-Based Award may depend on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using one or more performance targets as determined by the administrator (on an absolute or relative (including, without limitation, relative to the performance of one or more other companies or upon comparisons of any of the indicators of performance relative to one or more other companies) basis, any of which may also be expressed as a growth or decline measure relative to an amount or performance for a prior date or period) for the Company on a consolidated basis or for one or more of the Company’s subsidiaries, segments, divisions, or business or operational units, or any combination of the foregoing. The performance period applicable to any performance units or performance shares may not be less than three months nor more than 10 years. To satisfy the Performance-Based Exception, the performance measure(s) applicable to the Qualified Performance-Based Award and specific performance formula, goal or goals (“targets”) must be established and approved by the administrator during the first 90 days of the applicable performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code.

Participants shall have no voting rights with respect to shares of common stock represented by performance share awards until the date of the issuance of such shares of common stock, if any. However, the administrator, in its discretion, may provide in the award agreement evidencing any performance share award that the participant shall be entitled to dividend equivalent rights with respect to the payment of cash dividends on common stock during the period beginning on the date the award is granted and ending, with respect to each share subject to the award, on the earlier of the date on which the performance shares are settled or the date on which they are forfeited. Such dividend equivalent rights, if any, shall be credited to the participant either in cash or in the form of additional whole performance shares as of the date of payment of such cash dividends on common stock, as determined by the administrator and as provided in the 2023 Plan. Dividend equivalent rights shall not be paid with respect to performance units.

Other Equity-Based Awards and Other Cash-Based Awards

The administrator may grant other equity-based awards and other cash-based awards under the 2023 Plan to eligible persons, pursuant to the terms of the 2023 Plan.

Amendment and Termination

The administrator may amend, alter, suspend or terminate the 2023 Plan. However, the Company will obtain stockholder approval of any amendment to the extent necessary and desirable to comply with applicable laws.

Federal Income Tax Effects of the 2023 Plan

The federal income tax consequences applicable to the Company in connection with ISOs, NQSOs, SARs, restricted stock, RSUs and performance awards are complex and depend, in large part, on the surrounding facts and circumstances. A participant should consult with his or her tax advisor regarding the taxation of awards under the Plan. Under current federal income tax laws, however, a participant will generally recognize income with respect to grants of stock options, SARs, restricted stock, RSUs and performance awards as described below.

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Stock Options

Stock options may be granted in the form of ISOs or NQSOs. ISOs are eligible for favorable tax treatment under the Code. To meet the Code requirements, the maximum value of ISOs that first become exercisable in any one year (determined as of the dates of grants of the ISOs) is limited to $100,000. Under the Code, persons do not realize compensation income upon the grant of an ISO or NQSO. At the time of exercise of a NQSO, the holder realizes compensation income in the amount of the difference between the grant price and the fair market value of the Company stock on the date of exercise multiplied by the number of shares for which the option is exercised. At the time of exercise of an ISO, no compensation income, however, is recognized but the difference between the grant price and the fair market value of the Company’s common stock on the date of exercise multiplied by the number of shares for which the option is exercised is an item of tax preference which may require the payment of alternative minimum tax. The tax basis for determining capital gain or loss from the sale of stock acquired pursuant to a NQSO is the fair market value of the stock or the date of exercise. If the shares acquired on exercise of an ISO are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on sale over the exercise price is taxed as capital gains. If the shares acquired on exercise of an ISO are disposed of, including disposition by gift, within two years after grant or one year of exercise, the holder realizes compensation income equal to the excess of the fair market value of shares on the date of exercise over the option price. Additional amounts realized are taxed as capital gains. The Company generally is entitled to a deduction under the Code at the time and equal to the amount of compensation income realized by the holder of an option under the 2023 Plan.

Compensation income recognized by the exercise of NQSOs is subject to Federal Insurance Contributions Act (“FICA”) and Medicare taxes when the optionee is an employer and self-employment tax when the optionee is a director. Compensation income realized upon the premature disposition of stock acquired pursuant to an ISO is not subject to FICA and Medicare taxes.

SARs and RSUs

SARs are taxed on the date of exercise and RSUs are taxed on the date of vesting. A participant is taxed on the amount he or she is paid upon exercise of an SAR or vesting of an RSU. The Company accrues a corresponding deduction. The amount taxed is also subject to FICA and Medicare taxes in the case of an employee and self-employment tax in the case of a director.

Restricted Stock

Participants recognize as taxable income the fair market value of restricted stock on the date the restriction period ends. The amount taxed is subject to FICA and Medicare taxes in the case of an employee and self-employment tax in the case of a director. The Company is entitled to a corresponding tax deduction at the same time. Dividends paid during the restricted period are taxable compensation/income to the participant and are deductible by the Company. The value of the stock on the date the restriction period ends becomes the participant’s tax basis for determining subsequent capital gain or loss on the sale of the stock. A participant may elect to have the fair market value of restricted stock taxed to him or her at the time of grant. In this event, the participant recognizes no income when the restrictions lapse. The participant’s tax basis in the stock, for determining capital gain or loss upon the subsequent sale of the stock, is the fair market value of the stock on the date of grant. In this event, the Company accrues a tax deduction equal to the amount of income recognized by the participant on the grant date, and the participant does not accrue a tax deduction or benefit in the event the stock is subsequently forfeited.

Performance Awards

Cash payments pursuant to performance awards are taxable as compensatory income to a participant when it is paid and the Company accrues a corresponding income tax deduction in this amount. The amount taxed is subject to FICA and Medicare taxes.

Code Section 162(m)

Section 162(m) of the Code limits the deductibility by the Company of compensation paid to the CEO and the other four most highly compensated executives. Section 162(m) of the Code provides an exception to this deduction limitation for certain “qualified performance-based compensation.” Payments or grants under the 2023 Plan are intended to qualify as “qualified performance-based compensation” under the Code and applicable regulations.

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Code Section 280G and 4999

A 20% excise tax is imposed under Code Section 4999 on participants who receive certain payments in connection with a change of control of the Company and the Company cannot deduct such payments. It is possible that the value of accelerated vesting and lapse of restrictions on 2023 Plan awards could constitute change of control payments and that (i) the value of the acceleration could be subject to the excise tax, (ii) this could cause other Company change of control payments to be subject to the tax, and (iii) in this event, the Company would not be able to deduct these items for income tax purposes.

2021 Equity Incentive Plan

Overview

The Board of Directors and stockholders of the Company approved the 2021 Equity Incentive Plan (the “2021 Plan”) on August 6, 2021. Under the 2021 Plan, 120,000 shares of common stock are authorized for issuance to employees, directors and independent contractors (except those performing services in connection with the offer or sale of the Company’s securities in a capital raising transaction, or promoting or maintaining a market for the Company’s securities) of the Company or its subsidiary. The 2021 Plan authorizes equity-based and cash-based incentives for participants. There were 4,330 shares available for award as of December 31, 2025 under the 2021 Plan.

The purpose of 2021 Plan is to promote the success of the Company and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this 2021 Plan, in whole or in part. To the extent then required by applicable law or any applicable stock exchange or required under the Code to preserve the intended tax consequences of the 2021 Plan, or deemed necessary or advisable by the Board, the 2021 Plan and any amendment to the 2021 Plan shall be subject to stockholder approval. Unless earlier terminated by the Board, the 2021 Plan will terminate 10 years from the date of adoption.

Authorized Shares

A total of 120,000 shares of the Company’s common stock were initially authorized for issuance pursuant to the 2021 Plan. Subject to adjustment as provided in the 2021 Plan, the maximum aggregate number of shares that may be issued under the 2021 Plan will be cumulatively increased on January 1, 2022 and on each subsequent January 1, by a number of shares equal to the smaller of (i) 3% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, or (ii) an amount determined by the Board.

Additionally, if any award issued pursuant to the 2021 Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, as provided in the 2021 Plan, or, with respect to restricted stock, RSUs, performance units or performance shares, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2021 Plan (unless the 2021 Plan has terminated). With respect to stock appreciation rights, only shares actually issued pursuant to a stock appreciation right will cease to be available under the 2021 Plan; all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2021 Plan (unless the 2021 Plan has terminated). Shares that have actually been issued under the 2021 Plan under any award will not be returned to the 2021 Plan and will not become available for future distribution under the 2021 Plan; provided, however, that if shares issued pursuant to awards of restricted stock, restricted stock units, performance shares or performance units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such shares will become available for future grant under the 2021 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholdings related to an award will become available for future grant or sale under the 2021 Plan. To the extent an award under the 2021 Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the 2021 Plan.

Notwithstanding the foregoing and, subject to adjustment as provided in the 2021 Plan, the maximum number of shares that may be issued upon the exercise of incentive stock options will equal the aggregate share number stated above, plus, to the extent allowable under Section 422 of the Code and regulations promulgated thereunder, any shares that become available for issuance under the 2021 Plan in accordance with the foregoing.

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Plan Administration

The Board or one or more committees appointed by the Board will administer the 2021 Plan. In addition, if the Company determines it is desirable to qualify transactions under the 2021 Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2021 Plan, the administrator has the power to administer the 2021 Plan and make all determinations deemed necessary or advisable for administering the 2021 Plan, including the power to determine the fair market value of the Company’s common stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2021 Plan, determine the terms and conditions of awards (including the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2021 Plan and awards granted under it, prescribe, amend and rescind rules relating to the 2021 Plan, including creating sub-plans and modify or amend each award, including the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants.

Eligibility

Awards under the 2021 Plan, other than incentive stock options, may be granted to employees (including officers) of the Company or a subsidiary, members of the Company’s Board, or consultants engaged to render bona fide services to the Company or a subsidiary. Incentive stock options may be granted only to employees of the Company or a subsidiary.

Stock Options

Stock options may be granted under the 2021 Plan. The exercise price of options granted under the 2021 Plan generally must at least be equal to the fair market value of the Company’s common stock on the date of grant. The term of each option will be as stated in the applicable award agreement; provided, however, that the term may be no more than 10 years from the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, they may exercise their option for the period of time stated in their option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2021 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

SARs may be granted under the 2021 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of the Company’s common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. After the termination of service of an employee, director or consultant, they may exercise their stock appreciation right for the period of time stated in their stock appreciation right agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2021 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of the Company’s common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

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Restricted Stock

Restricted stock may be granted under the 2021 Plan. Restricted stock awards are grants of shares of the Company’s common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2021 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to the Company); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to the Company’s right of repurchase or forfeiture.

Restricted Stock Units

RSUs may be granted under the 2021 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of the Company’s common stock. Subject to the provisions of the 2021 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares of the Company’s common stock or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied.

Performance Units and Performance Shares

Performance units and performance shares may be granted under the 2021 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish performance objectives or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number or the value of performance units and performance shares to be paid out to participants. The administrator may set performance objectives based on the achievement of Company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator on or prior to the grant date. Performance shares shall have an initial value equal to the fair market value of the Company’s common stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

Non-Employee Directors

The 2021 Plan provides that all non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under the 2021 Plan. The 2021 Plan includes a maximum limit of $750,000 of equity awards that may be granted to a non-employee director in any fiscal year, increased to $1,500,000 in connection with his or her initial service. For purposes of this limitation, the value of equity awards is based on the grant date fair value (determined in accordance with accounting principles generally accepted in the United States). Any equity awards granted to a person for their services as an employee, or for their services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to the Company’s non-employee directors.

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Non-transferability of Awards

Unless the administrator provides otherwise, the 2021 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during their lifetime. If the administrator makes an award transferrable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in the Company’s capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2021 Plan, the administrator will adjust the number and class of shares that may be delivered under the 2021 Plan or the number, and price of shares covered by each outstanding award and the numerical share limits set forth in the 2021 Plan.

Dissolution or Liquidation

In the event of the Company’s proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

The 2021 Plan provides that in the event of the Company’s merger with or into another corporation or entity or a “change in control” (as defined in the 2021 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (iv) (A) the termination of an award in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by the Company without payment) or (B) the replacement of such award with other rights or property selected by the administrator in its sole discretion; or (v) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards a participant holds, or all awards of the same type, similarly. In the event that awards (or portion thereof) are not assumed or substituted for in the event of a merger or change in control, the participant will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs will lapse and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and the Company or any of the Company’s subsidiary or parents, as applicable. If an option or stock appreciation right is not assumed or substituted in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the vested option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to an outside director, the outside director will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, all restrictions on restricted stock and RSUs will lapse and, for awards with performance-based vesting, unless specifically provided for in the award agreement, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.

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Clawback

Awards will be subject to any Company clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events. The Board may require a participant to forfeit, return or reimburse the Company all or a portion of the award or shares issued under the award, any amounts paid under the award and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.

Amendment and Termination

The administrator has the authority to amend, suspend or terminate the 2021 Plan provided such action does not impair the existing rights of any participant. The 2021 Plan automatically will terminate on August 6, 2031, unless it is terminated sooner.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

Under Item 404 of SEC Regulation S-K, a related person transaction is any actual or proposed transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiary were or are a party, or in which we or our subsidiary were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities (a “significant shareholder”), or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

We recognize that transactions between us and any of our directors or executives or with a third party in which one of our officers, directors or significant shareholders has an interest can present potential or actual conflicts of interest and create the appearance that our decisions are based on considerations other than the best interests of our Company and stockholders.

The Audit Committee of the Board of Directors is charged with responsibility for reviewing, approving and overseeing any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K), including the propriety and ethical implications of any such transactions, as reported or disclosed to the Audit Committee by the independent auditors, employees, officers, members of the Board of Directors or otherwise, and to determine whether the terms of the transaction are not less favorable to us than could be obtained from an unaffiliated party.

From time to time, we engage in transactions with related parties. The following is a summary of the related party transactions during the fiscal years ended December 31, 2025 and 2024, and any proposed transactions, requiring disclosure pursuant to Item 404 of Regulation S-K. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Related Party Transactions

As of December 31, 2025 and 2024, the Company had due to related party balances of $285 and nil, respectively, from Sumitaka Yamamoto, the Chief Executive Officer (“CEO”) and major shareholder of the Company. The balance is unsecured, non-interest bearing and due on demand. During the years ended December 31, 2025 and 2024, the related party paid operating expenses on behalf of the Company and received the payments in a net amount of $299 and nil, respectively.

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As of December 31, 2025 and 2024, the Company had due to related party balances of nil and $885, respectively, from Luvina Software Joint Stock Company (“Luvina Software”), the non-controlling shareholder of HeartCore Luvina. The balance is unsecured, non-interest bearing and due on demand. During the year ended December 31, 2025, the Company repaid to the related party for operating expenses the related party paid on behalf of the Company of $884. During the year ended December 31, 2024, the related party paid operating expenses on behalf of the Company in the amount of $899. As of December 31, 2025 and 2024, the Company had accounts payable and accrued expenses balances of $124,618 and $47,199, respectively, to Luvina Software. During the years ended December 31, 2025 and 2024, the Company engaged the related party for software development and other support services of $290,305 and $202,288, respectively.

As of December 31, 2025 and 2024, the Company had a short-term debt balance of $75,000 to Prakash Sadasivam, the CEO and non-controlling shareholder of Sigmaways. The debt is borrowed from the related party for working capital purpose. The balance is unsecured, bears an annual interest of 7.5% and due on demand.

Director Independence

The Company’s Board of Directors has affirmatively determined that three of its five directors (Ferdinand Groenewald, Yoonji Lee, and Koji Sato), representing a majority of the Company’s directors, are independent directors of the Company within the meaning of Nasdaq Capital Market’s rules. Consistent with the Nasdaq Capital Market requirement that a majority of the Company’s Board of Directors consist of “independent directors” as defined by the applicable rules and regulations of Nasdaq Capital Market, a majority of our Board of Directors is independent.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

MaloneBailey acted as our independent registered public accounting firm for the fiscal years ended December 31, 2025 and 2024. The Audit Committee has appointed MaloneBailey to act in that capacity for the fiscal year ending December 31, 2026.

A representative of MaloneBailey is expected to be present virtually at the Annual Meeting.

Although the Company is not required to submit this appointment to a vote of the stockholders, the Audit Committee believes that it is appropriate as a matter of policy to request that stockholders ratify the appointment of MaloneBailey as principal independent registered public accounting firm. If the stockholders do not ratify the appointment, the Audit Committee will investigate the reasons for stockholder rejection and consider whether to retain MaloneBailey or will appoint another independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The following is a summary of fees paid or to be paid to MaloneBailey for the fiscal years ended December 31, 2025 and 2024.

	Years Ended December 31,
	2025	2024
Audit Fees	$442,900	$609,779
Audit Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-
Total	$442,900	$609,779

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with regulatory filings. The above amounts include interim procedures and audit fees, as well as attendance at Board meetings.

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Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for tax planning services and tax advice. The board of directors must specifically approve all other tax services.

All Other Fees. Other services are services provided by the independent registered public accounting firm that do not fall within the established audit, audit-related, and tax services categories. The board of directors preapproves specified other services that do not fall within any of the specified prohibited categories of services.

Pre-Approval Policy

Since formation of our audit committee, all of the foregoing services were pre-approved by our audit committee. Our audit committee will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

REPORT OF THE AUDIT COMMITTEE

The primary function of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting processes. Management is responsible for the Company’s financial statements and overall reporting process, including the system of internal controls. The independent auditors are responsible for conducting annual audits and quarterly reviews of the Company’s financial statements and expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles.

The Audit Committee submits the following report pursuant to the SEC rules:

●	The Audit Committee has reviewed and discussed with management and with MaloneBailey, the Company’s independent registered public accounting firm, the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025 (the “2025 Financial Statements”).
●	MaloneBailey has advised the management of the Company and the Audit Committee that it has discussed with them all the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
●	The Audit Committee has received from MaloneBailey the written disclosures and the letter required by applicable requirements of the PCAOB regarding MaloneBailey’s communications with the Audit Committee concerning independence and has discussed MaloneBailey’s independence with them, and based on this evaluation and discussion, recommended that MaloneBailey be selected as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026.
●	Based upon the aforementioned review, discussions and representations of MaloneBailey, the Audit Committee recommended to the Board of Directors that the 2025 Financial Statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Submitted by the Audit Committee of the Board of Directors:
Ferdinand Groenewald, Chair
Yoonji Lee
Koji Sato

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Vote Required

The affirmative vote of the shares present and entitled to vote at the Annual Meeting is required to ratify the appointment of MaloneBailey as our independent registered public accounting firm. You may vote “for,” “against” or “abstain” from voting on Proposal 2. Abstentions will have the effect of a vote “against” Proposal 2. Because broker non-votes are not considered present for the foregoing purpose, they will have no effect on the vote on Proposal 2.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF MALONEBAILEY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our Named Executive Officers and directors that beneficially owns shares of our common stock; and

●	all of our executive officers and directors as a group.

In the table below, percentage ownership is based on 1,515,328 shares of our common stock issued and outstanding as of the Record Date. Unless otherwise noted below, the address for each beneficial owner listed on the table is c/o HeartCore Enterprises, Inc., 14F, Shibuya Sakura Stage Central Building, 1-2 Sakuragaoka-cho, Shibuya-ku, Tokyo, Japan 150-0031. We have determined beneficial ownership in accordance with the rules of the SEC. We believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Name and Address of Beneficial Owner	Number and Nature of Shares Beneficially Owned (1)		Percentage of Outstanding Common Stock
Directors and Executive Officers:
Sumitaka Yamamoto	538,154		35.51%
Kimio Hosaka	6,836		*
Keisuke Kuno (2)	-		-
Ferdinand Groenewald	-		-
Yoonji Lee	-		-
Koji Sato	-		-
All executive officers and directors as a group (6 persons) (3)	547,475	(4)	36.13%

Other 5% Stockholders:
Hnatko Capital Inc. (5)	101,917		6.73%
Prakash Sadasivam	112,750		7.44%
Daishin Yasui	92,882		6.13%

*	less than 1%.
(1)	The percentages in the table have been calculated based on 1,515,328 shares of our common stock outstanding on the Record Date. To calculate a stockholder’s percentage of beneficial ownership, we include in the numerator and denominator the common stock outstanding and all shares of our common stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person which are exercisable within 60 days of the Record Date. Common stock options and derivative securities held by other stockholders are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership among our stockholders may differ. Unless we have indicated otherwise, each person named in the table has sole voting power and sole investment power for the shares listed opposite such person’s name.
(2)	Mr. Kuno resigned as an executive officer in October 2025.
(3)	Includes the directors and Named Executive Officers listed above, as well as Qizhi Gao, the Company’s Chief Financial Officer.
(4)	Includes shares beneficially owned by the directors and Named Executive Officers listed above, as well as 2,404 shares beneficially owned by Mr. Gao.
(5)	The information provided herein is based on the Schedule 13G filed by Hnatko Capital Inc. and Christopher Hnatko on July 22, 2026. Such Schedule 13G indicates that, as of June 10, 2026, Hnatko Capital Inc. and Christopher Hnatko had shared voting and dispositive power with respect to these shares of common stock. Hnatko Capital Inc.’s address 800 - 885 W. Georgia Street, Vancouver, British Columbia V6C 3H1 Canada.

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OTHER MATTERS

Management does not know of any other business that may be considered at the Annual Meeting. However, if any matters other than those referred to above should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment. Stockholders are urged to vote on the matters to be considered in advance of the Annual Meeting. You may vote your proxy by telephone or via the Internet or by completing and returning the enclosed proxy card.

The Company will bear the costs of its solicitation of proxies. In addition to the use of the mail, proxies may be solicited by electronic mail, personal interview, telephone, telegram and telefax by the directors, officers and employees of the Company. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements filed as part of the Annual Report (the “2025 Form 10-K”), accompanies this Proxy Statement. We will provide stockholders with additional copies of the 2025 Form 10-K, without charge, upon written request to HeartCore Enterprises, Inc., Attention: Corporate Secretary, 14F, Shibuya Sakura Stage Central Building, 1-2 Sakuragaoka-cho, Shibuya-ku, Tokyo, Japan 150-0031. The 2025 Form 10-K and the exhibits thereto also are available, free of charge, from the SEC’s website (http://www.sec.gov.).

“HOUSEHOLDING” OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders will be householding our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement and annual report will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker or us that they will be householding communications to your address, householding will continue until you are notified otherwise.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker or, if a stockholder is a direct holder of shares of our common stock, they should submit a written request to our transfer agent, Transhare Corporation, Bayside Center 1, 17755 US Highway 19 N, Suite 140, Clearwater FL 33764.

To delist yourself from householding in the future you may write us at HeartCore Enterprises, Inc., Attention: Corporate Secretary, 14F, Shibuya Sakura Stage Central Building, 1-2 Sakuragaoka-cho, Shibuya-ku, Tokyo, Japan 150-0031, or call +81-3-6899-7114. Upon written or oral request directed to the Company at the address or phone number listed above, we will deliver promptly a separate copy of the proxy materials.

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STOCKHOLDER PROPOSALS FOR 2027 ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals submitted for inclusion in the proxy statement and form of proxy for the 2027 Annual Meeting of Stockholders must be received at the corporate offices of the Company, addressed to the attention of Corporate Secretary, HeartCore Enterprises, Inc., 14F, Shibuya Sakura Stage Central Building, 1-2 Sakuragaoka-cho, Shibuya-ku, Tokyo, Japan 150-0031, no later than April 16, 2027. The proposals must comply with the rules of the SEC relating to stockholder proposals.

Our bylaws provide that stockholders seeking to bring business before our annual meeting of stockholders, or to nominate candidates for election as directors at our annual meeting of stockholders must provide timely notice of their intent in writing. To be timely, a stockholder’s notice must be delivered to the Company’s Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 90 days, from such anniversary date, or if no annual meeting was held in the preceding year, notice by a stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which the public announcement of the date of such meeting is first made by the Company. Our bylaws also specify certain requirements as to the form and content of a stockholder’s notice for an annual meeting. A copy of the full text of these bylaw provisions may be obtained by writing to our Secretary at the address indicated above.

August 17, 2026	By Order of the Board of Directors,

/s/ Sumitaka Yamamoto
Chairman of the Board,
Chief Executive Officer and President

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SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 24, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HTCR2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 24, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02174-P55825

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HEARTCORE ENTERPRISES, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. Sumitaka Yamamoto	☐	☐
1b. Ferdinand Groenewald	☐	☐
1c. Kimio Hosaka	☐	☐
1d. Yoonji Lee	☐	☐
1e. Koji Sato	☐	☐

The Board of Directors recommends you vote FOR the following proposal:	**For**	**Against**	**Abstain**
2. Ratification of the appointment of MaloneBailey, LLP as independent registered public accounting firm.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Form 10-K and Proxy Statement are available at www.proxyvote.com.

T02175-P55825

HEARTCORE ENTERPRISES, INC.
Annual Meeting of Shareholders
September 25, 2026, 8:00 AM Eastern Time
This proxy is solicited by the Board of Directors.

The shareholder(s) whose signature(s) appear(s) on the reverse side hereby appoint(s) Sumitaka Yamamoto and Qizhi Gao, and each of them, each with full power of substitution, as proxies, to vote all stock in HeartCore Enterprises, Inc. which the shareholder(s) would be entitled to vote on all matters which may properly come before the 2026 Annual Meeting of Shareholders and any adjournments or postponements thereof. If this proxy is properly executed, the proxies shall vote subject to the directions indicated on the reverse side of this form, and proxies are authorized to vote in their discretion upon other business as may properly come before the meeting and any adjournments or postponements thereof. The proxies will vote as the Board of Directors recommends where a choice is not specified.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side